                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 1999

I.    RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                                       884,400.77
           Available Funds:
                     Contract Payments due and received in this period                                            4,539,637.96
                     Contract Payments due in prior period(s) and received in this period                           481,613.39
                     Contract Payments received in this period for next period                                      215,578.46
                     Sales, Use and Property Tax, Maintenance, Late Charges                                         127,802.21
                     Prepayment Amounts related to early termination in this period                                 296,228.28
                     Servicer Advance                                                                               319,336.27
                     Proceeds received from recoveries on previously Defaulted Contracts                                  0.00
                     Transfer from Reserve Account                                                                   12,858.09
                     Interest earned on Collection Account                                                           22,487.93
                     Interest earned on Affiliated Account                                                            1,876.29
                     Proceeds from repurchase of Contracts per Contribution and Servicing
                       Agreement Section 5.03                                                                             0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                       (Substituted contract Less Than Predecessor contract)                                              0.00
                     Amounts paid under insurance policies                                                                0.00
                     Any other amounts                                                                                    0.00

                                                                                                                ---------------
           Total Available Funds                                                                                  6,901,819.65
           Less: Amounts to be Retained in Collection Account                                                       716,220.95
                                                                                                                --------------
           AMOUNT TO BE DISTRIBUTED                                                                               6,185,598.70
                                                                                                                ===============


           DISTRIBUTION OF FUNDS:
                     1.     To Trustee -  Fees                                                                            0.00
                     2.     To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances              481,613.39
                     3.     To Noteholders (For Servicer Report immediately following the Final
                              Additional Closing Date)

                                  a) Class A1 Principal and Interest                                              3,383,975.23
                                  a) Class A2 Principal (distributed after A1 Note matures) and Interest            229,891.90
                                  a) Class A3 Principal (distributed after A2 Note mature) and Interest             370,516.11
                                  a) Class A4 Principal (distributed after A3 Note matures) and Interest            595,956.85
                                  b) Class B Principal and Interest                                                  79,264.10
                                  c) Class C Principal and  Interest                                                159,649.39
                                  d) Class D Principal and Interest                                                 109,650.05
                                  e) Class E Principal and Interest                                                 150,630.31

                     4.     To Reserve Account for Requirement per Indenture Agreement Section 3.08                       0.00
                     5.     To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                                  a) Residual Interest (Provided no Restricting or Amortization Event in
                                       effect)                                                                      252,678.31
                                  b) Residual Principal (Provided no Restricting or Amortization Event in
                                       effect)                                                                      112,804.64
                                  c) Reserve Account Distribution (Provided no Restricting or Amortization
                                       Event in effect)                                                              12,858.09
                     6.     To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any
                                       Other Amounts                                                                152,166.43
                     7.     To Servicer, Servicing Fee and other Servicing Compensations                             93,943.90
                                                                                                                --------------
           TOTAL FUNDS DISTRIBUTED                                                                                6,185,598.70
                                                                                                                ==============

                                                                                                                --------------
           End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds
             (if any)}                                                                                              716,220.95
                                                                                                                ==============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                               $2,702,437.25
            - Add Investment Earnings                                                                               12,858.09
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                             0.00
            - Less Distribution to Certificate Account                                                              12,858.09
                                                                                                                --------------
End of period balance                                                                                           $2,702,437.25
                                                                                                                ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                      $2,702,437.25
                                                                                                                ==============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 1999

III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                          Pool A                                              172,554,098.90
                          Pool B                                               47,900,424.46
                                                                              --------------
                                                                                                   220,454,523.36
Class A Overdue Interest, if any                                                        0.00
Class A Monthly Interest - Pool A                                                 995,152.90
Class A Monthly Interest - Pool B                                                 276,251.02

Class A Overdue Principal, if any                                                       0.00
Class A Monthly Principal - Pool A                                              2,317,330.93
Class A Monthly Principal - Pool B                                                991,605.24
                                                                              --------------
                                                                                                     3,308,936.17
Ending Principal Balance of the Class A Notes
                          Pool A                                              170,236,767.97
                          Pool B                                               46,908,819.22
                                                                              --------------       --------------
                                                                                                   217,145,587.19
                                                                                                   ==============
---------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000     Ending Principal
Original Face $237,814,000   Original Face $237,814,000    Balance Factor
$     5.346211               $      13.913967                    91.309001%
---------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                          Class A1                                             14,123,523.36
                          Class A2                                             42,182,000.00
                          Class A3                                             65,098,000.00
                          Class A4                                             99,051,000.00

                                                                              --------------

Class A Monthly Interest                                                                           220,454,523.36
                          Class A1 (Actual Number Days/360)                        75,039.06
                          Class A2                                                229,891.90
                          Class A3                                                370,516.11
                          Class A4                                                595,956.85

                                                                              --------------

Class A Monthly Principal
                          Class A1                                              3,308,936.17
                          Class A2                                                      0.00
                          Class A3                                                      0.00
                          Class A4                                                      0.00

                                                                              --------------
                                                                                                     3,308,936.17
Ending Principal Balance of the Class A2 Notes
                          Class A1                                             10,814,587.19
                          Class A2                                             42,182,000.00
                          Class A3                                             65,098,000.00
                          Class A4                                             99,051,000.00
                                                                              --------------       --------------
                                                                                                   217,145,587.19
                                                                                                   ==============
Class A1
---------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000    Ending Principal
Original Face $31,483,000     Original Face $31,483,000    Balance Factor
$      2.383479               $       105.102315                 34.350561%
---------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 1999

V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                         Pool A                                                2,941,538.17
                                         Pool B                                                  816,561.65
                                                                                               ------------
                                                                                                                  3,758,099.82

           Class B Overdue Interest, if any                                                            0.00
           Class B Monthly Interest - Pool A                                                      17,894.36
           Class B Monthly Interest - Pool B                                                       4,967.42
           Class B Overdue Principal, if any                                                           0.00
           Class B Monthly Principal - Pool A                                                     39,499.96
           Class B Monthly Principal - Pool B                                                     16,902.36
                                                                                               ------------
                                                                                                                     56,402.32
           Ending Principal Balance of the Class B Notes
                                         Pool A                                                2,902,038.21
                                         Pool B                                                  799,659.29
                                                                                               ------------       ------------
                                                                                                                  3,701,697.50
                                                                                                                  ============

           ------------------------------------------------------------------------------
           Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
           Original Face $4,054,000     Original Face $4,054,000        Balance Factor
           $     5.639314               $ 13.912758                           91.309756%
           ------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                         Pool A                                                5,882,295.35
                                         Pool B                                                1,632,904.31
                                                                                               ------------
                                                                                                                  7,515,199.66

           Class C Overdue Interest, if any                                                            0.00
           Class C Monthly Interest - Pool A                                                      36,666.31
           Class C Monthly Interest - Pool B                                                      10,178.44
           Class C Overdue Principal, if any                                                           0.00
           Class C Monthly Principal - Pool A                                                     78,999.92
           Class C Monthly Principal - Pool B                                                     33,804.72
                                                                                               ------------
                                                                                                                    112,804.64
           Ending Principal Balance of the Class C Notes
                                         Pool A                                                5,803,295.43
                                         Pool B                                                1,599,099.59
                                                                                               ------------       ------------
                                                                                                                  7,402,395.02
                                                                                                                  ============

           ------------------------------------------------------------------------------
           Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
           Original Face $8,107,000      Original Face $8,107,000        Balance Factor
           $   5.778309                  $ 13.914474                           91.308684%
           ------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 1999


VII.   CLASS D NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class D Notes
                                   Pool A                          3,921,790.57
                                   Pool B                          1,088,675.88
                                                                   ------------
                                                                                          5,010,466.45

       Class D Overdue Interest, if any                                    0.00
       Class D Monthly Interest - Pool A                              26,962.31
       Class D Monthly Interest - Pool B                               7,484.65
       Class D Overdue Principal, if any                                   0.00
       Class D Monthly Principal - Pool A                             52,666.61
       Class D Monthly Principal - Pool B                             22,536.48
                                                                   ------------
                                                                                             75,203.09
       Ending Principal Balance of the Class D Notes
                                   Pool A                          3,869,123.96
                                   Pool B                          1,066,139.40
                                                                   ------------
                                                                                         =============
                                                                                          4,935,263.36
                                                                                         =============

-------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
Original Face $5,405,000     Original Face $5,405,000        Balance Factor
$               6.373166     $               13.913615              91.309220%
-------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class E Notes
                                    Pool A                         4,902,042.95
                                    Pool B                         1,360,790.09
                                                                   ------------
                                                                                          6,262,833.04

        Class E Overdue Interest, if any                                   0.00
        Class E Monthly Interest - Pool A                             44,322.64
        Class E Monthly Interest - Pool B                             12,303.81
        Class E Overdue Principal, if any                                  0.00
        Class E Monthly Principal - Pool A                            65,833.26
        Class E Monthly Principal - Pool B                            28,170.60
                                                                   ------------
                                                                                             94,003.86
        Ending Principal Balance of the Class E Notes
                                    Pool A                         4,836,209.69
                                    Pool B                         1,332,619.49
                                                                  -------------
                                                                                         ==============
                                                                                           6,168,829.18
                                                                                         ==============

-------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
Original Face $6,756,000     Original Face $6,756,000        Balance Factor
$               8.381653     $               13.914130             91.308898%
-------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 1999

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
      Beginning Residual Principal Balance
                                Pool A                      5,882,861.35
                                Pool B                      1,633,063.01
                                                            ------------
                                                                                        7,515,924.36

      Residual Interest -  Pool A                             230,734.07
      Residual Interest -  Pool B                              21,944.24
      Residual Principal - Pool A                              78,999.92
      Residual Principal - Pool B                              33,804.72
                                                            ------------
                                                                                          112,804.64
      Ending Residual Principal Balance
                                Pool A                      5,803,861.43
                                Pool B                      1,599,258.29
                                                            ------------
                                                                                       -------------
                                                                                        7,403,119.72
                                                                                       =============


X.   PAYMENT TO SERVICER

      - Collection period Servicer Fee                                                     93,943.90
      - Servicer Advances reimbursement                                                   481,613.39
      - Tax, Maintenance, Late Charges, Bank Interest
        and other amounts                                                                 152,166.43
                                                                                       =============
      Total amounts due to Servicer                                                       727,723.72
                                                                                       =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 1999


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
  at the beginning of the related Collection Period                                                                 196,084,627.28

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
  Collection Period                                                                                                           0.00

  Decline in Aggregate Discounted Contract Balance                                                                    2,633,330.60

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
    ending of the related Collection Period                                                                       ================
                                                                                                                    193,451,296.68
                                                                                                                  ================

  Components of Decline in Aggregate Discounted Contract Balance:
     - Principal portion of Contract Payments  and Servicer Advances                       2,475,175.74

     - Principal portion of Prepayment Amounts                                               158,154.86

     - Principal portion of Contracts repurchased under Indenture Agreement Section
       4.02                                                                                        0.00

     - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                               0.00

     - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                    0.00

     - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                             0.00

                                                                                         ---------------
                            Total Decline in Aggregate Discounted Contract Balance                 0.00
                                                                                         ===============


POOL B
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     beginning of the related Collection Period                                                                      54,432,419.41

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
     Collection Period                                                                                                        0.00

  Decline in Aggregate Discounted Contract Balance                                                                    1,126,824.14

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     ending of the related Collection Period                                                                        ==============
                                                                                                                     53,305,595.27
                                                                                                                    ==============

  Components of Decline in Aggregate Discounted Contract Balance:
      - Principal portion of Contract Payments  and Servicer Advances                        989,341.08

      - Principal portion of Prepayment Amounts                                              137,483.06

      - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02          0.00

      - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
             Contracts during the Collection Period                                                0.00

      - Aggregate Discounted Contract Balance of Substitute Contracts added during
             Collection Period                                                                     0.00

      - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                              0.00

                                                                                          -------------
                             Total Decline in Aggregate Discounted Contract Balance                0.00
                                                                                          =============

                                                                                                                    ==============
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   246,756,891.95
                                                                                                                    ==============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 1999


XII.   CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*


        POOL A
                                                              Discounted                       Residual
         Lease #             Lessee Name                      Present Value                    Value
         -------------------------------                      -------------                    -------------
                             None                                                                      $0.00



                                                              -------------                     -------------
                                          Totals:                     $0.00                             $0.00





         POOL B
                                                              Discounted                        Residual
         Lease #             Lessee Name                      Present Value                     Value
         -------------------------------                      -------------                     -------------
                             None                                                                       $0.00




                                                              -------------                     -------------
                                          Totals:                     $0.00                             $0.00


a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS                  0
b) ADCB AT  CLOSING DATE                                                    0
c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                             0%

*  ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,
   THE SERVICER HAS DECLINED TO ADVANCE,
   OR THE OBLIGOR HAS REJECTED THE CONTRACT/LEASE IN BANKRUPTCY PROCEEDING.

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 1999


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

              POOL A

                                                                                   Predecessor
                                                   Discounted       Predecessor    Discounted
              Lease #    Lessee Name               Present Value    Lease #        Present Value
              -------    -----------               -------------    -------        -------------
                         NONE











                                                           -----                           -----
                                        Totals:            $0.00                           $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                     $0.00
              b) ADCB OF POOL A AT CLOSING DATE                                            $0.00
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                              0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                                                                $0.00
b) Total discounted Contract Balance of Substitute Receivables                                                                 $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02              $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES                          NO     X
                                                                                --------------               --------------


              POOL B

                                                                                   Predecessor
                                                   Discounted       Predecessor    Discounted
              Lease #    Lessee Name               Present Value    Lease #        Present Value
              -------    -----------               -------------    -------        -------------
                         NONE











                                                           -----                           -----
                                        Totals:            $0.00                           $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                              $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                     $0.00
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)         0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
              THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                                                                $0.00
b) Total discounted Contract Balance of Substitute Receivables                                                                 $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02              $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES                          NO     X
                                                                                --------------               --------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 1999


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

              POOL A - NON-PERFORMING

                                                                                   Predecessor
                                                   Discounted       Predecessor    Discounted
              Lease #    Lessee Name               Present Value    Lease #        Present Value
              -------    -----------               -------------    -------        -------------
                         NONE











                                                           -----                           -----
                                        Totals:            $0.00                           $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS               0.00
              b) ADCB OF POOL A AT CLOSING DATE                                            $0.00
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                              0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                                                                $0.00
b) Total discounted Contract Balance of Substitute Receivables                                                                 $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02              $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES                          NO     X
                                                                                --------------               --------------



              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                   Predecessor
                                                   Discounted       Predecessor    Discounted
              Lease #    Lessee Name               Present Value    Lease #        Present Value
              -------    -----------               -------------    -------        -------------
                         NONE











                                                           -----                           -----
                                        Totals:            $0.00                           $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                 $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                            $0.00
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                              0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                                                                $0.00
b) Total discounted Contract Balance of Substitute Receivables                                                                 $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02              $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES                          NO     X
                                                                                --------------               --------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 1999




XV.    POOL PERFORMANCE MEASUREMENTS


1.                                         AGGREGATE DISCOUNTED CONTRACT BALANCE
              CONTRACTS DELINQUENT > 90 DAYS
              This Month                                            1,413,437.58
              1 Month Prior                                           641,144.30
              2 Months Prior                                          669,376.71

              Total                                                 2,723,958.59

              a) 3 MONTH AVERAGE                                      907,986.20



              TOTAL OUTSTANDING CONTRACTS
              This Month                                          246,756,891.95
              1 Month Prior                                       250,517,046.69
              2 Months Prior                                      254,065,223.73

              Total                                               751,339,162.37

              b) 3 MONTH AVERAGE                                  250,446,387.46

              c) a/b                                                        0.36%


2.            Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                            Yes         No  X
                                                                                                                ---        ---

3.            Restricting Event Check

              A. A Delinquency Condition exists for current period?                                         Yes         No  X
                                                                                                                ---        ---
              B. An Indenture Event of Default has occurred and is then continuing?                         Yes         No  X
                                                                                                                ---        ---

4.            Has a Servicer Event of Default occurred?                                                     Yes         No  X
                                                                                                                ---        ---


5.            Amortization Event Check

              A. Is 1c  > 8% ?                                                                              Yes         No  X
                                                                                                                ---        ---
              B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
                 not remedied within 90 days?                                                               Yes         No  X
                                                                                                                ---        ---
              C. As of any Determination date, the sum of all defaulted contracts since the Closing date
                 exceeds 6% of the ADCB on the Closing Date?                                                Yes         No  X
                                                                                                                ---        ---




6.            Aggregate Discounted Contract Balance at Closing Date                                         Balance     $ --
                                                                                                                        ----


              DELINQUENT LEASE SUMMARY

                                     Days Past Due                 Current Pool Balance                              # Leases
                                     -------------                 --------------------                              --------
                                           31 - 60                         3,881,125.39                                    30

                                           61 - 90                           171,193.12                                    12

                                          91 - 180                         1,413,437.58                                    21



              Approved By:
              Lisa J. Cruikshank
              Vice President